LEASE SCHEDULE

LEASE SCHEDULE NUMBER 1     TO MASTER LEASE AGREEMENT NUMBER 11053
                                                             -----

This Lease Schedule incorporates the terms and conditions of a certain Master Lease Agreement, dated as of the ____ day of October, 1999 (the "Master Lease") by and between PRIME LEASING, INC., O'Hare International Center, 10275 W. Higgins Road, Rosemont, Illinois 60018 (the "Lessor"), and PHYMED Diagnostic Imaging Center Hillcrest, Inc., 12840 Hillcrest Road, Suite 100, Dallas, Texas 75230 (the "Lessee").

THIS IS A NON-CANCELABLE LEASE SCHEDULE.

1.   Initial  Term:  48  months  commencing  with  the  first  day of the  month
     immediately   following  the  Commencement  Date  (or  beginning  with  the
     Commencement Date if that date is the first day of the month.)

2.   Rental Payments: $33,333 per month, plus any and all applicable taxes.

     Advance Payments receivable by Lessor as of the Commencement Date: $33,333. This Advance Payment is made by transfer and credit of the Advance Payments in the amount of $66,666 made by Lessee under the Temporary Master Lease Agreement dated September ___, 1999, $33,333 of which was applied to the first month's rent payable under the Temporary Master Lease Agreement, and the remaining $33,333 of which is credited and transferred as the Deposit under the Master Lease.

3. Deposit. LESSEE previously delivered to LESSOR on the Commencement Date of the Temporary Master Lease the sum of Sixty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($66,666) in immediately available funds (the "Deposit"). The Deposit shall continue to be held by LESSOR, without liability for interest, as the Deposit under this Master Lease. Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($33,333) of the Deposit was applied by LESSOR towards the payment of the first full month of rent due under the Temporary Master Lease; the remainder may be applied by LESSOR, at LESSOR'S sole option, for any past due amount due under this Master Lease. If LESSEE is not in default under the terms of this Master Lease, any portion of the Deposit not applied by LESSOR as payment of rent or any past due amount under this Master Lease, shall be distributed by LESSOR as follows; first, towards the payment of the rent due on the last month of this Master Lease; and second after termination of this Master Lease and contingent on LESSEE complying with all of the terms of this Master Lease, any remaining amount to LESSEE.

4. Conditions Precedent. LESSOR'S obligations under this Lease Schedule are subject to the following conditions precedent:

     a. LESSEE shall have leased that certain real property and improvements ("Premises") located at 12840 Hillcrest Road, Suite 100, Dallas, Dallas County, Texas;

     b. LESSOR shall have received approval for this Master Lease from LESSOR'S Executive Committee;

     c. LESSOR shall have received the Guaranty (as defined in Section 8, below);

     d. Lessor shall have received a landlord's waiver from the landlord of the Premises, in form satisfactory to LESSOR, waiving landlord's rights in and to the Equipment; and

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     e.   LESSOR shall have  received any other  document  reasonably  requested from LESSEE by LESSOR.

5.   Equipment: See Equipment Schedule attached hereto and made a part hereof.

6. Commencement Date: October ___, 1999, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.

7. End of Lease Options: At the end of the Initial Term, Lessee has the option to: (A) purchase all, but not less than all, of the Equipment at Fair Market Value, as described in the Master Lease; (B) renew the lease of all, but not less than all, of the Equipment at a Monthly Rent based on the then Fair Market Value of the Equipment; or (C) return all, but not less than all, of the Equipment, subject to the terms and conditions as stipulated in the Master Lease.

8. Guaranty. By its signature below, PHYMED, INC., a Texas corporation ("PARENT"), agrees that it will execute a Guaranty, dated as of the date hereof, that is acceptable to LESSOR, at LESSOR'S sole discretion, whereby PARENT will guarantee to LESSOR, the due, regular and punctual payment of all of LESSEE'S obligations herein, including all rents due herein.

9. Entire Agreement: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT OF EQUIPMENT.

THIS LEASE SCHEDULE IS EFFECTIVE ONLY UPON ACCEPTANCE BY LESSOR AT ITS CORPORATE OFFICE IN ROSEMONT, ILLINOIS.

Accepted on October ___, 1999, at Rosemont, Illinois.


PRIME LEASING, INC.                        PHYMED Diagnostic Imaging Center
(Lessor)                                     Hillcrest, Inc. (Lessee)


By:________________________________        By:__________________________________

Name (Printed):____________________        Name (Printed):______________________

Title:_____________________________        Title:_______________________________

                                           Date: October ___, 1999

PHYMED, INC.,
(Parent)



By:________________________________

Name (Printed):____________________

Title:_____________________________

Date: October ___, 1999





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                               EQUIPMENT SCHEDULE

                                       TO

                             LEASE SCHEDULE NUMBER 1

                                       TO

                      MASTER LEASE AGREEMENT NUMBER _______

Quantity          Description of Equipment                         Serial Number
--------          ------------------------                         -------------

1                 MRI Phillips Gyro Scan NT 1.5                    126285-1

1                 G.E. R&F MS 1850                                 13562WK4

1                 Mammography-Bennett Contour                      BMC29289

1                 Ultrasound-ATL Ultramark HDI                     001JQ5

1                 C/Arm OEC DXR5                                   05X6015

1                 Dryview 8700 Laser Imager                        8702003

1                 CT-Picker 171950 PQ2000 Spiral CT Scanner        4038




EQUIPMENT LOCATION:  12840 Hillcrest Road, Suite 100, Dallas, Texas 75230